UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Item 2.02	Results of Operations and Financial Condition.

On March 1, 2022, Quanterix Corporation (“Quanterix” or, the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2021 and providing a business update (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, Quanterix announced its executive leadership succession plan designed to leverage the Company’s strong foundation for growth. Effective April 25, 2022, Chairman and Chief Executive Officer Kevin Hrusovsky will become Executive Chairman of the Board of Directors, and President of Quanterix and Diagnostics Masoud Toloue will succeed Mr. Hrusovsky as Chief Executive Officer and join Quanterix’ Board of Directors. Mr. Hrusovsky will focus on key strategic initiatives, Board evolution and important customer, partner and investor relationships, while transitioning CEO responsibilities to Dr. Toloue.

Additional information about Dr. Toloue, age 41, can be found in the Current Report on Form 8-K filed by the Company on May 11, 2021 (File No. 001-38319) which is incorporated herein by reference. A copy of the Press Release announcing the succession plan is filed as Exhibit 99.2 hereto and is incorporated herein by reference. An amendment will be filed to this Form 8-K when the Company has finalized the terms of Mr. Hrusovsky’s and Dr. Toloue’s arrangements with the Company.

Item 8.01	Other Events

On March 1, 2022, Quanterix also announced it has entered into a collaboration with Eli Lilly and Company (“Lilly”) to advance the diagnosis, monitoring and treatment of Alzheimer’s disease. As part of the collaboration, Quanterix will receive a non-exclusive, world-wide license to Lilly’s proprietary P-tau217 antibody technology for potential near-term use in research use only products and services, and future in vitro diagnostic applications. The parties have also entered into a collaboration agreement, which establishes a framework for future projects focused on the development of Simoa® immunoassays. As part of this agreement, Lilly will fund $11 million of development with the Quanterix Accelerator group this year. A copy of the Press Release announcing the collaboration with Lilly is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Release dated March 1, 2022.
99.2	Press Release dated March 1, 2022.
99.3	Press Release dated March 1, 2022.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

The matters reported under Items 5.02 and 8.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) are being filed pursuant to such items. The matters reported under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) are being furnished pursuant to such item and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ John Fry
John Fry
General Counsel and Secretary

Date: March 1, 2022